Exhibit 99(b)
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of First Southern Bancshares, Inc. (the "Company") on Form 10-QSB/A for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Roderick V. Schlosser, Executive Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
    To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered by the Report.

                                                                                                        /s/ RODERICK V. SCHLOSSER
                                                                                                        Mr. Roderick V. Schlosser
                                                                                                        Executive Vice President and
                                                                                                        Chief Financial Officer
                                                                                                        Date: December 18, 2002